SCOLR Pharma, Inc. Signs Agreement with The Emerson Group to Provide Sales Support for Nutritional & OTC Products

BOTHELL, Wash., Aug. 30 /PRNewswire-FirstCall/ -- SCOLR Pharma, Inc. (NYSE AMEX: DDD) today announced that it has signed an agreement with The Emerson Group to provide sales support for the Company's new line of extended-release nutritional and over-the-counter drug products.

The Emerson Group (www.emersongroup.com), headquartered in Wayne, Pa., is a consumer products equity organization that provides strategic consulting and sales execution services to companies in the United States market.

The Emerson Group will provide strategy consulting, sales, distribution, logistics and account management services in support of SCOLR's new line of extended-release nutritional and over-the-counter drug products, which utilize the Company's proprietary controlled delivery technology®.

Stephen J. Turner, SCOLR Pharma's President and CEO, said, "The Emerson Group has experience with virtually every over-the-counter category and a well established record of success in building overall sales and visibility with retailers. We look forward to the addition of this capability as we grow our consumer products business."

About SCOLR Pharma:

Based in Bothell, Washington, SCOLR Pharma, Inc. is a specialty pharmaceutical company focused on applying its formulation expertise and patented CDT platforms to develop novel prescription pharmaceutical, over-the-counter (OTC), and nutritional products. Our CDT drug delivery platforms are based on multiple issued and pending patents and other intellectual property for the programmed release or enhanced performance of active pharmaceutical ingredients and nutritional products. For more information on SCOLR Pharma, please call 425-368-1050 or visit http://www.scolr.com/.

This press release contains forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning anticipated sales of our nutritional and over-the-counter drug products and the contributions to our business anticipated to be made by our new outsourced services provider.  These forward-looking statements involve risks and uncertainties, including activities, events or developments that we expect, believe or anticipate will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements, including constraints on our liquidity and cash flow related to the greater working capital requirements of our nutritional business and certain provisions of our outsourced services agreements, unanticipated changes in the timing or amount of orders for our nutritional products, greater than anticipated returns of our products by our retail customers, the inability of our outsourced services provider to perform the services required under our agreements or to sell our products to retail customers on favorable terms, and difficulties in competing for retail share with larger, more established and better funded companies.  For example, if our products do not sell through our retail customers at a fast enough rate, we may be required to reserve cash to cover possible retail returns of our products.  Any such obligation may lead us to experience slower cash flow and liquidity constraints.  Absent additional financing, partnership support or additional revenues, we may be forced to cease or curtail our operations. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the "Risk Factors" set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that actual result or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstance.

Contacts:
Investor Relations:
SCOLR Pharma, Inc.
425.368.1050